Exhibit 99.1

October 28, 2010

The Carlyle Group to Buy Syniverse Technologies for $31 per share in $2.6 Billion Transaction

TAMPA, Fla. – Oct. 28, 2010 – Syniverse Technologies (NYSE:SVR), a leading provider of technology and business solutions for the global telecommunications industry, today announced that it has entered into a definitive agreement to be acquired by global alternative asset manager The Carlyle Group for approximately $2.6 billion that will result in Syniverse becoming a private company. Carlyle will acquire all of the outstanding common shares of Syniverse for $31.00 per share in cash representing a premium of approximately 35% over Syniverse’s average closing share price during the 30 trading days ended October 26, 2010. The transaction is expected to close in the first quarter of 2011.

Syniverse provides a full portfolio of mobile roaming, messaging and network solutions to more than 800 mobile operators, cable and Internet providers, and enterprises in over 160 countries. By relying on Syniverse, these companies are able to deliver the mobile services their subscribers demand – including voice, data, messaging and more – anywhere in the world.

The Syniverse board of directors unanimously approved the transaction, which is subject to customary closing conditions, including approval of Syniverse stockholders and various regulatory organizations, but is not subject to any financing conditions. The transaction has fully committed financing, consisting of equity provided by Carlyle Partners V, a $13.7 billion U.S. buyout fund, and debt provided by Barclays Capital and Credit Suisse.

“After careful and diligent analysis, together with our independent advisers, the board of directors and I are proud to enter into this agreement with Carlyle,” said Bob Marino, chairman of Syniverse. “The acquisition provides validation of the results we have achieved through our sound strategy, strong management team, and expert employee base, and provides our stockholders with a significant cash premium for their investment.”

A special meeting of Syniverse’s stockholders will be held after the preparation and filing of a proxy statement with the Securities and Exchange Commission and subsequent mailing to shareholders. Upon completion of the acquisition, Syniverse will become a private company, wholly owned by an affiliate of The Carlyle Group.

James Attwood, Carlyle managing director, added “Syniverse is an outstanding business that plays a vital role in the mobile ecosystem globally. We are impressed with the multi-faceted business that has been built under the leadership of Tony Holcombe, and are excited at the prospect of working with him and the senior management team to drive continued growth and market leadership.”

“Syniverse is leading the way in the mobile space with our roaming, messaging and network solutions,” said Tony Holcombe, president and CEO, Syniverse. “The Carlyle Group recognizes the potential of both Syniverse and mobile communications, and it is committed to supporting our ability to better serve our customers, grow our business around the world, and provide long-term opportunities for our employees. As a private company we believe Syniverse will have the ability to better focus on the long term strategic direction of our customers and our industry.”

Deutsche Bank Securities Inc. acted as exclusive financial adviser and Alston & Bird acted as legal adviser to Syniverse in this transaction. Evercore, Barclays Capital and Credit Suisse served as financial advisers, and Latham & Watkins served as legal adviser to Carlyle.

About Syniverse

Syniverse Technologies (NYSE:SVR) makes mobile work for more than 800 mobile operators, cable and Internet providers, and enterprises in over 160 countries. With unmatched expertise and more than 20 years simplifying the complexities of roaming, messaging and networking, Syniverse serves as the force at the center of the mobile communications universe, keeping people connected today and forging new connections for tomorrow. Nobody knows mobile like Syniverse. For more information, visit www.syniverse.com, follow Syniverse on Twitter or find Syniverse on Facebook.

About Carlyle

The Carlyle Group is a global alternative asset manager with $90.9 billion of assets under management committed to 66 funds as of June 30, 2010. Carlyle invests across three asset classes – private equity, real estate and credit alternatives – in Africa, Asia, Australia, Europe, North America and South America focusing on aerospace & defense, automotive & transportation, consumer & retail, energy & power, financial services, healthcare, industrial, infrastructure, technology & business services and telecommunications & media. Since 1987, the firm has invested $61.2 billion of equity in 983 transactions. The Carlyle Group employs more than 880 people in 19 countries. In the aggregate, Carlyle portfolio companies have more than $84 billion in revenue and employ more than 398,000 people around the world. More information is available at www.carlyle.com, www.carlylegroupcreatesvalue.com, and www.youtube.com/OneCarlyle.

Cautionary Notice Regarding Forward-Looking Statements

Certain of the statements in this press release may constitute “forward-looking statements” for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Syniverse to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. The words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “seeks,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon information presently available to the company’s management and are inherently subjective, uncertain and subject to change, due to any number of risks and uncertainties. Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of required regulatory approvals related to the merger; the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; risks that the proposal transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties described herein, as well as those other risks and factors discussed in Syniverse’s Annual Report on Form 10-K for the year ended Dec. 31, 2009, under the caption “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and otherwise in Syniverse’s reports and filings that it makes with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date that they are made. Syniverse has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this news release or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.

Additional Information and Where to Find It

In connection with the proposed merger, Syniverse Holdings, Inc. (the “Company”) will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Syniverse Holdings, Inc., 8125 Highwoods Palm Way, Tampa, Florida 33647, attn: Corporate Secretary, or from the Company’s website, http://www.syniverse.com.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2010 Annual Meeting of stockholders, which was filed with the SEC on April 5, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

For more information:

Jim Huseby

Syniverse Investor Relations

+1 813.637.5000

Bobby Eagle

Syniverse Public Relations

+1 813.637.5050

bobby.eagle@syniverse.com

Chris Ullman

The Carlyle Group

+1 202.729.5399